                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 24, 1998
                        (Date of earliest event reported)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


       Delaware                      333-51239                  33-0639768
(State of Incorporation)        (Commission File No.)        (I.R.S. Employer
                                                            Identification No.)



 27051 Towne Centre Drive, Suite 200
     Foothill Ranch, California                                    92610
(Address of Principal executive offices)                         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.
        -------------

        Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-51239) filed with the Securities and Exchange Commission (the "Commission") on April 28, 1998 (the "Registration Statement"), pursuant to which the Registrant registered $1,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), each dated November 19, 1998, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Auto Loan Backed Notes and Auto Loan Backed Certificates, Series 1998-C, consisting of (A) Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes and Class A-4 Auto Loan Backed Notes (the "Notes"), and (B) Auto Loan Backed Certificates (the "Certificates" and, together with the Notes, the "Offered Securities").

        The Registrant is filing this Current Report on Form 8-K/A to amend that certain Current Report on Form 8-K dated as of November 24, 1998 (the "Original Current Report") which was filed with the Commission on December 9, 1998, in order to include certain data concerning the Contracts (defined below) which was inadvertently omitted from the Original Current Report.

        The Offered Securities were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Salomon Smith Barney Inc. ("Salomon" and, together with Merrill Lynch, the "Underwriters") pursuant to the terms of the Underwriting Agreement dated as of November 19, 1998 (the "Underwriting Agreement") between the Registrant and Merrill Lynch, as representative of itself and of Salomon. A copy of the Underwriting Agreement was filed with the Original Current Report as Exhibit 1.2.

        The Notes were issued pursuant to an Indenture dated as of November 1, 1998 (the "Indenture") among ONYX ACCEPTANCE OWNER TRUST 1998-C (the "Issuer" or the "Trust") and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"). A copy of the Indenture was filed with the Original Current Report as
Exhibit 4.3.

        The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts and installment loan agreements (the "Contracts") secured by new and used automobiles and light-duty trucks (the "Financed Vehicles"), certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

        The Certificates represent undivided ownership interests in the Trust and were issued pursuant to the Trust Agreement dated as of November 1, 1998 (the "Trust Agreement") among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee (the "Owner Trustee"), and The Chase Manhattan Bank, as Trust Agent (the "Trust Agent"). A copy of the Trust Agreement was filed with the Original Current Report as Exhibit 4.4.




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

        The Contracts were sold by the Seller to the Trust pursuant to the Sale and Servicing Agreement dated as of November 1, 1998 (the "Sale and Servicing Agreement") among the Trust, the Registrant, as Seller, Onyx, as Servicer, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement was filed with the Original Current Report as
Exhibit 10.2. The Trust acquired certain contracts (the "Initial Contracts") with a total principal balance of $218,237,184 (the "Initial Cut-Off Pool Balance') as of November 1, 1998 (the "Initial Cut-Off Date"). The Trust also acquired certain additional Contracts (the "Subsequent Contracts") originated or purchased after the Initial Cut-Off Date but on or before November 24, 1998 (the "Final Cut-Off Date') with a total principal balance of $61,762,823.

        Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

                      COMPOSITION OF THE INITIAL CONTRACTS


Aggregate principal balance........................$218,237,184
Number of Contracts......................................17,979
Average principal balance outstanding................$12,138.45
Average original amount financed.....................$12,209.96
Original amount financed (range)..........1,179.81 to 63,591.08
Weighted average APR.....................................14.89%
APR (range).....................................4.97% to 27.00%
Weighted average original term............................57.78
Original term (range)..............................6 to 72 mos.
Weighted average remaining term...........................57.15
Remaining term (range).............................5 to 72 mos.



                  DISTRIBUTION BY APRs OF THE INITIAL CONTRACTS


                                   NUMBER         % OF                   % OF INITIAL CUT-
                                     OF          INITIAL     PRINCIPAL          OFF
  APR RANGE                        INITIAL      CONTRACTS     BALANCE      POOL BALANCE
  ---------                       CONTRACTS     ---------    ---------   -----------------
                                  ---------
 0.000% to 7.000% ........              6         0.03          55,475         0.03
 7.001% to 8.000% ........            213         1.18       3,629,859         1.66
 8.001% to 9.000% ........            642         3.57      10,392,841         4.76
 9.001% to 10.000% .......            927         5.16      13,708,457         6.28
10.001% to 11.000% .......            871         4.84      12,609,609         5.78
11.001% to 12.000% .......          1,025         5.70      14,083,678         6.45
12.001% to 13.000% .......          1,260         7.01      16,964,679         7.77
13.001% to 14.000% .......          1,606         8.93      21,081,842         9.66
14.001% to 15.000% .......          1,887        10.50      23,802,869        10.91
15.001% to 16.000% .......          1,822        10.13      22,962,385        10.52
16.001% to 17.000% .......          1,773         9.86      20,892,272         9.57
17.001% to 18.000% .......          1,674         9.31      18,606,567         8.53
18.001% to 19.000% .......          1,064         5.92      10,973,331         5.03
19.001% to 20.000% .......            928         5.16       9,121,916         4.18
20.001% to 21.000% .......          1,356         7.54      13,159,185         6.03
21.001% and over .........            925         5.14       6,192,219         2.84
                                   ------       ------     -----------       ------
          Totals .........         17,979       100.00%*   218,237,184       100.00%*


----------------

* Percentages may not add to 100% because of rounding.



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


                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS


                           NUMBER              % OF                           % OF
                          OF INITIAL          INITIAL      PRINCIPAL     INITIAL CUT-OFF
                          CONTRACTS          CONTRACTS      BALANCE       POOL BALANCE
                          ----------         ---------     ---------     ---------------
Alabama ........               1                0.01           9,548          0.00
Arizona ........             832                4.63       9,921,616          4.55
California .....           6,719               37.37      82,423,853         37.77
Colorado .......             579                3.22       6,425,556          2.94
Florida ........           1,904               10.59      22,951,630         10.52
Georgia ........           1,319                7.34      17,469,924          8.01
Idaho ..........             115                0.64         993,003          0.46
Illinois .......           1,454                8.09      18,269,339          8.37
Indiana ........             390                2.17       4,727,367          2.17
Iowa ...........               3                0.02          27,718          0.01
Kansas .........              14                0.08         172,782          0.08
Kentucky .......              22                0.12         243,033          0.11
Maryland .......               1                0.01           9,805          0.00
Maine ..........               1                0.01          11,097          0.01
Michigan .......             982                5.46      12,153,114          5.57
Missouri .......              20                0.11         194,249          0.09
Montana ........               3                0.02          39,433          0.02
Nevada .........             577                3.21       6,983,643          3.20
New Jersey .....             581                3.23       7,116,152          3.26
New York .......               5                0.03          57,873          0.03
North Carolina .             124                0.69       1,737,958          0.80
Ohio ...........               1                0.01          15,128          0.01
Oklahoma .......              58                0.32         627,590          0.29
Oregon .........             644                3.58       6,518,017          2.99
South Carolina .              35                0.19         402,114          0.18
Tennessee ......              37                0.21         541,544          0.25
Texas ..........             662                3.68       9,117,345          4.18
Utah ...........              15                0.08         148,543          0.07
Virginia .......               4                0.02          70,045          0.03
Washington .....             877                4.88       8,858,165          4.06
                          ------             -------     -----------        ------
          Totals          17,979              100.00%*   218,237,184        100.00%*

----------------
* Percentages may not add to 100% because of rounding.




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

        Set forth below is certain data concerning the Subsequent Contracts as of the Final Cut-Off Date.

                     COMPOSITION OF THE SUBSEQUENT CONTRACTS


Aggregate principal balance.........................$61,762,823
Number of Contracts.......................................5,158
Average principal balance outstanding................$11,974.18
Average original amount financed.....................$11,974.18
Original amount financed (range)........$1,000.25 to $58,082.28
Weighted average APR.....................................14.86%
APR (range).........................................1.9% to 25%
Weighted average original term.......................57.42 mos.
Original term (range)..............................9 to 72 mos.
Weighted average remaining term......................57.34 mos.
Remaining term (range).............................8 to 72 mos.



                DISTRIBUTION BY APRs OF THE SUBSEQUENT CONTRACTS


                         NUMBER OF       % OF                            % OF FINAL
                        SUBSEQUENT    SUBSEQUENT      PRINCIPAL           CUT-OFF
  APR RANGE              CONTRACTS    CONTRACTS        BALANCE          POOL BALANCE
  ---------              ---------    ---------        -------          ------------
 0.000% to 7.000%.......      2           0.04      $    13,316              0.00
 7.001% to 8.000%.......     56           1.09          974,379              1.58
 8.001% to 9.000%.......    189           3.66        2,847,798              4.61
 9.001% to 10.000%......    281           5.45        3,997,173              6.47
10.001% to 11.000%......    290           5.62        4,083,067              6.61
11.001% to 12.000%......    305           5.91        4,216,586              6.83
12.001% to 13.000%......    325           6.30        4,364,096              7.07
13.001% to 14.000%......    447           8.67        5,661,360              9.17
14.001% to 15.000%......    494           9.58        6,441,670             10.43
15.001% to 16.000%......    581          11.26        7,219,673             11.69
16.001% to 17.000%......    521          10.10        6,009,752              9.73
17.001% to 18.000%......    482           9.34        5,248,959              8.50
18.001% to 19.000%......    285           5.53        2,914,632              4.72
19.001% to 20.000%......    277           5.37        2,607,868              4.22
20.001% to 21.000%......    373           7.23        3,542,877              5.74
21.001% to 28.000%......    250           4.85        1,619,617              2.62
                          -----         ------      -----------            ------
          Totals........  5,158         100.00*     $61,762,823            100.00*

----------------
* Percentages may not add to 100% because of rounding.

              GEOGRAPHIC CONCENTRATION OF THE SUBSEQUENT CONTRACTS


                         NUMBER OF      % OF                       % OF FINAL
                         SUBSEQUENT  SUBSEQUENT      PRINCIPAL       CUT-OFF
                         CONTRACTS    CONTRACTS       BALANCE     POOL BALANCE
                         ----------  ----------      ---------    ------------
Alabama ........                1        0.02            33,027        0.05
Arizona ........              186        3.61         2,181,508        3.53
Arkansas .......                1        0.02            11,900        0.02
California .....            1,938       37.57        24,033,783       38.91
Colorado .......              193        3.74         2,109,113        3.41
Florida ........              544       10.55         6,479,199       10.49
Georgia ........              314        6.09         4,087,460        6.62
Idaho ..........               39        0.76           335,680        0.54
Illinois .......              471        9.13         5,766,811        9.34
Indiana ........              133        2.58         1,556,188        2.52
Iowa ...........                3        0.06            36,301        0.06
Kansas .........                2        0.04            16,938        0.03
Kentucky .......               10        0.19           113,367        0.18
Michigan .......              296        5.74         3,510,384        5.68
Missouri .......                3        0.06            48,942        0.08
Montana ........                1        0.02             4,396        0.01
Nevada .........              163        3.16         1,943,071        3.15
New Jersey .....              235        4.56         2,638,393        4.27
New York .......                1        0.02            14,923        0.02
Oklahoma .......               13        0.25           156,501        0.25
Oregon .........              195        3.78         1,912,628        3.10
Tennessee ......               37        0.72           512,147        0.83
Texas ..........              142        2.75         1,877,292        3.04
Utah ...........                1        0.02             9,400        0.02
Virginia .......                2        0.04            25,985        0.04
Washington .....              233        4.52         2,334,643        3.78
Wisconsin ......                1        0.02            12,843        0.02
                            -----      ------       -----------      ------
          Totals            5,158      100.00*      $61,762,823      100.00*



----------------
* Percentages may not add to 100% because of rounding.




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




Item 7. Financial Statements And Exhibits.

        (c)    Exhibits

               Exhibit No.   Description
               -----------   -----------
                      *1.2   Underwriting Agreement dated as of November 19, 1998 by and among the Registrant, Onyx Acceptance Corporation and Merrill
                             Lynch, Pierce, Fenner & Smith Incorporated

                      *4.3   Indenture dated as of November 1, 1998 between Onyx Acceptance
                             Owner Trust 1998-C and The Chase Manhattan Bank, as Indenture
                             Trustee

                      *4.4   Trust Agreement dated as of November 1, 1998 among the
                             Registrant, as Depositor, Bankers Trust (Delaware), as Owner
                             Trustee, and The Chase Manhattan Bank, as Trust Agent

                      *10.2  Sale and Servicing Agreement dated as of November 1, 1998 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer,
                             and The Chase Manhattan Bank, as Indenture Trustee and Trust
                             Agent


* Previously filed with the Original Current Report.




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


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ONYX ACCEPTANCE FINANCIAL
                                            CORPORATION



March 17, 1999                              By: /s/ Regan E. Kelly
                                                --------------------------------
                                                Regan E. Kelly,
                                                Executive Vice President




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